BRINKER CAPITAL DESTINATIONS TRUST

SUPPLEMENT DATED April 26, 2023,

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED JULY 1, 2022

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Addition to Portfolio Management for the Destinations Municipal Fixed Income Fund

Lord, Abbett & Co. LLC (“Lord Abbett”) has been appointed to serve as a sub-adviser to the Destinations Municipal Fixed Income Fund (the “Fund”). Accordingly, the following changes are hereby made to the Summary Prospectus and Prospectus:

In the “Investment adviser” section of the Summary Prospectus, and the corresponding section of the Prospectus” the following is hereby added to the “Sub-advisers and Portfolio Managers” table in the appropriate alphabetical order thereof:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Lord, Abbett & Co. LLC
Daniel S. Solender, Partner and Director of Tax Free Fixed Income	2023
Gregory M. Shuman, Partner and Portfolio Manager	2023

In addition, in the “Fund Management” section of the Prospectus, under “The Multi-Manager Strategy” heading, under the sub-heading titled “Destinations Municipal Fixed Income Fund,” the following text is hereby added in the appropriate alphabetical order thereof:

Lord, Abbett & Co. LLC: Lord, Abbett & Co. LLC (“Lord Abbett”), located at 90 Hudson Street, Jersey City, New Jersey 07302, serves as a sub-adviser to the Destinations Municipal Fixed Income Fund. Lord Abbett is organized as a Delaware Limited Liability Company headquartered in Jersey City, New Jersey. Daniel S. Solender and Gregory M. Shuman manage the portfolio of the Destinations Municipal Fixed Income Fund’s assets allocated to Lord Abbett. Mr. Solender is a Partner and Director of Tax Free Fixed Income at Lord Abbett. He joined Lord Abbett in 2006 and has been a Partner since 2008. Mr. Solender previously served as Vice President and Portfolio Manager at Nuveen Investments; Principal and Portfolio Manager at Vanguard Group; and Financial Analyst/Assistant Manager, Research and Product Development at Citibank. He has been working in the financial services industry since 1987. Mr. Shuman is a Partner and Portfolio Manager at Lord Abbett. He joined Lord Abbett in 2010 and has been a Partner since 2022. Mr. Shuman has been working in the financial services industry since 2010. He previously served as a Portfolio Analyst and Associate Portfolio Manager for Lord Abbett’s municipal bond team.

There are no other changes to the Summary Prospectus or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BRINKER CAPITAL DESTINATIONS TRUST

SUPPLEMENT DATED April 26, 2023,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 1, 2022

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Addition to Portfolio Management for the Destinations Municipal Fixed Income Fund

Lord, Abbett & Co. LLC (“Lord Abbett”) has been appointed to serve as a sub-adviser to the Destinations Municipal Fixed Income Fund (the “Fund”). Accordingly, the following changes are hereby made to the SAI:

In the “Portfolio Manager Disclosure” section, under the heading titled “Portfolio Managers”, the following text is hereby added in the appropriate alphabetical order thereof:

Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC (“Lord Abbett”) serves as a Sub-adviser to a portion of the assets of the Destinations Municipal Fixed Income Fund. Lord Abbett is a Delaware Limited Liability Company wholly-owned by its members, including the Managing Partner. Lord Abbett is headquartered at 90 Hudson Street, Jersey City, New Jersey 07302. As of February 28, 2023, Lord Abbett had approximately $196.0 billion in assets under management.

Compensation. Brinker Capital pays Lord Abbett a fee based on the assets under management of the Destinations Municipal Fixed Income Fund as set forth in an investment sub-advisory agreement between Lord Abbett and Brinker Capital. Messrs. Solender and Shuman each receive compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team. Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results for the purposes of determining the amount of the bonus payments, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment to a portfolio manager for participation in Lord Abbett’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Ownership of Fund Shares. As of February 28, 2023, Lord Abbett’s portfolio managers did not beneficially own any shares of the Destinations Municipal Fixed Income Fund.

Other Accounts. As of February 28, 2023, in addition to the Destinations Municipal Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Daniel S. Solender	9	$15.7 billion	0	$0	9	$7.4 billion
Gregory M. Shuman	5	$8.3 billion	0	$0	1	$5.1 billion

Conflicts of Interest. Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning a fund’s transactions to the advantage of other accounts and to the detriment of that fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures, including policies that address client brokerage and soft dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information.

Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.